UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 5, 2004


                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                  1-8696                  36-2664428
          --------                  ------                  ----------
  (State of incorporation)     (Commission File)           (IRS Employer
                                    Number)              Identification No.)





1960 Bronson Road, Fairfield, Connecticut                                 06824
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code   (203) 255-6044
                                                     --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure.

         On August 5, 2004, the U.S. Court of Appeals for the Federal Circuit denied LabCorp's petition for a rehearing or a rehearing en banc of a June 8, 2004 decision affirming the November 2002 decision in favor of the Company and Metabolite Laboratories, Inc. in the LabCorp litigation.

         LabCorp's only remaining options now are either to accept the court's decision or appeal the decision to the U.S. Supreme Court. We do not know what course of action LabCorp will choose; however, ultimately we expect that the original decision of the court will continue to be upheld in our favor.

         We have not received any cash nor have we recorded any revenue related to the damages awarded in this lawsuit.

         For further information relating to this lawsuit, please refer to the discussion in Note 9 under the heading "Contingencies" in Part I in our Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2004, and under the caption "LabCorp", under "Legal Proceedings" in the Prospectus filed with the Securities and Exchange Commission on May 6, 2004, under Rule 424(b)(3) of the Securities Act of 1933.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit No.     Description of Exhibit                          Page
         -----------     ----------------------                          ----
         99.1            Registrant's press release dated
                         August 5, 2004                                     3

                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPETITIVE TECHNOLOGIES, INC.
                                   Registrant


Date:  August 6, 2004              /s/ John B. Nano
                                   --------------------------
                                   By: John B. Nano
                                       President and
                                       Chief Executive Officer

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